                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss 240.14a-12


                            CTI GROUP (HOLDINGS) INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

   (5) Total fee paid:


       ----------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:

    ___________________________________________________________________________
   (2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                   [graphic]









                        333 North Alabama St., Suite 240
                             Indianapolis, IN 46204
                                 (317) 262-4666


Dear Stockholder:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of CTI Group (Holdings) Inc., a Delaware corporation ("CTIG"), which will be held on May 30, 2002, at 10:30 a.m. (U.S. Eastern Standard Time -- Indiana Local Time) at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd Floor, or any adjournment or postponement of the Annual Meeting.

   At the Annual Meeting, you will be asked to: (i) elect Class I and Class II directors; (ii) approve the Amended and Restated Stock Option and Restricted Stock Plan; (iii) ratify the appointment of PricewaterhouseCoopers LLP, as the independent accountants of CTIG; and (iv) act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

   The official notice of the Annual Meeting, a proxy statement, a form of proxy and CTIG's annual report are enclosed. Please give this information your careful attention.

   Whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted at the Annual Meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                Sincerely,

                                Harold Garrison
                                Chairman of the board of directors of
                                CTI Group (Holdings) Inc.

Date: May 6, 2002

                                   [graphic]









                        333 North Alabama St., Suite 240
                             Indianapolis, IN 46204
                                 (317) 262-4666
                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002
                              --------------------

To the Stockholders of CTI Group (Holdings) Inc.:

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of CTI Group (Holdings) Inc., a Delaware corporation ("CTIG"), will be held on May 30, 2002, at 10:30 a.m. (U.S. Eastern Standard Time -- Indiana Local Time) at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd Floor, for the following purposes:

      (i) to elect Class I and Class II directors named in the accompanying proxy statement;

      (ii) to consider and act upon a proposal to amend and restate the Stock Option and Restricted Stock Plan to, among other things, increase the number of shares of common stock of CTIG that may be issued under such plan by 2,000,000 shares, as described in the proxy statement;

      (iii)to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the independent accountants of CTIG; and

      (iv) to act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

   The board of directors is not aware of any other business to come before the Annual Meeting.

   By resolution of the board of directors, only stockholders of record of CTIG's common stock at the close of business on April 5, 2002 are entitled to the notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. A list of CTIG's stockholders of record at the close of business on April 5, 2002 will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of 10 days prior to the Annual Meeting during ordinary business hours at our offices located at 333 North Alabama St., Suite 240, Indianapolis, IN 46204. Such list of stockholders will also be available for examination by any stockholder at the Annual Meeting.

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AS SOON AS POSSIBLE IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                             By Order of the Board of Directors,


                             Manfred Hanuschek
                             Secretary and Chief Financial Officer


Indianapolis, Indiana
May 6, 2002

                                   [graphic]









                        333 North Alabama St., Suite 240
                             Indianapolis, IN 46204
                                 (317) 262-4666
                              --------------------

                                PROXY STATEMENT
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

                              GENERAL INFORMATION

Date, Time, Place and Purposes of Annual Meeting

   The board of directors of CTI Group (Holdings) Inc. solicits your proxy for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 30, 2002 at 10:30 a.m. (U.S. Eastern Standard
Time -- Indiana Local Time) at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd Floor, for the following purposes:

      (i) to elect Class I and Class II directors named in the accompanying proxy statement;

      (ii) to consider and act upon a proposal to amend and restate the Stock Option and Restricted Stock Plan to, among other things, increase the number of shares of common stock of CTIG that may be issued under such plan by 2,000,000 shares, as described in the proxy statement;

      (iii)to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the independent accountants of CTIG; and

      (iv) to act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

   References in this proxy statement to "CTIG," the "Company," "we," "us," and "our" mean CTI Group (Holdings) Inc. and its subsidiaries unless the context of the description indicates otherwise.

   The notice of the Annual Meeting, this proxy statement, the enclosed form of proxy and the annual report are first being mailed to our stockholders on or about May 6, 2002.

Record Date and Shares Entitled to Vote

   Our board of directors fixed the close of business on April 5, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of our Class A and Class B Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, as indicated herein. At the close of business on the Record Date, (i) 26,669,456 shares of Class A Common Stock were issued and outstanding, and (ii) 2,833,334 shares of Class B Common Stock were issued and outstanding.

Quorum and Voting Rights

   In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of our Class A and Class B Common Stock at the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

   Directors comprising Class I and Class II of our board of directors are elected (Proposal One) by a plurality of the votes of the issued and outstanding shares of our Class B Common Stock at the close of business on the Record Date which are present in person or represented by proxy at the Annual Meeting. The approval of the Amended and Restated Stock Option and Restricted Stock Plan (Proposal Two), the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants (Proposal Three), and the approval of any other business matters properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will require the affirmative vote of the majority of the issued and outstanding shares of our Class A and Class B Common Stock, voting as one class, at the close of business on the Record Date that are present in person or represented by proxy at the Annual Meeting. Each share of our Class A or Class B Common Stock entitles its holder to one vote on each proposal that such class is entitled to vote on. Under the Delaware General Corporation Law, an abstention, but not the broker non-vote, on any proposal, other than the election of directors, will have the same legal effect as an "against" vote. Broker non-votes will not count as votes against any proposal at the Annual Meeting.

Solicitation of Proxies

   This proxy statement is furnished to you in connection with the solicitation of proxies on behalf of our board of directors for use at the Annual Meeting. The accompanying form of proxy has been prepared at the direction of the board of directors and is sent to you at the request of the board of directors. Our board of directors designated the proxies named in the form of proxy. We will bear all costs of soliciting proxies, including the cost of printing and mailing this proxy statement. In addition to the solicitation by mail, our directors, officers and employees may solicit proxies from stockholders in person or by telephone. Those directors, officers and employees will not receive additional compensation for that solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the solicitation of votes from beneficial owners of shares held of record by such persons or entities. We will reimburse those custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

   A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted in accordance with its instructions. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all your shares of Class B Common Stock "FOR" the election of nominees for Class I and Class II directors named in the proxy statement. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all your shares of Class A and Class B Common Stock "FOR": (i) the approval of the Amended and Restated Stock Option and Restricted Stock Plan, (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants, and (iii) the approval of any other business matters which may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

   The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters to be presented at the Annual Meeting which we do not have notice on or prior to the close of business on May 15, 2002; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the annual meeting; (iii) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iv) matters incident to the conduct of the Annual Meeting.

   Our board of directors is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy will vote the proxy cards in their discretion in accordance with their best judgment and in the manner they believe to be in our best interests.

Revocation of Proxies

   Sending in the signed proxy will not affect the stockholder's right to deliver a subsequent proxy or attend the Annual Meeting and vote in person because the proxy is revocable. A stockholder may revoke the proxy at any time before it is voted by giving written notice of revocation to Manfred Hanuschek, our Secretary and Chief

Financial Officer. Upon giving the written notice of revocation, a stockholder may duly execute a later dated proxy relating to the same shares or attend the Annual Meeting and vote in person. Attendance of the Annual Meeting will not in itself constitute a revocation of the proxy.

   Before the taking of the vote at the Annual Meeting, any written notice of revocation or subsequent proxy should be sent to CTI Group (Holdings) Inc., 333 North Alabama St. Suite 240, Indianapolis, IN 46204, attention: Manfred Hanuschek, or hand delivered to Manfred Hanuschek.

                               CHANGE IN CONTROL

   On February 12, 2001, Centillion Data Systems, Inc. ("Centillion") consummated a merger (the "Centillion Merger") with us. Pursuant to the terms of the Centillion Merger, all of the outstanding shares of Centillion were exchanged for 17,698,253 shares of our Class A Common Stock and 2,833,334 shares of our Class B Common Stock. The shares of our common stock issued in the Centillion Merger were obtained from our authorized but unissued shares. As a result of the Centillion Merger, on February 12, 2001, the Centillion stockholders owned 65.7% of our Class A Common Stock and 100% of our Class B Common Stock. As a result of the Centillion Merger, Salah N. Osseiran became the largest stockholder of our company. As of April 15, 2002, Mr. Osseiran beneficially owned 14,856,838 shares (55.7% of the outstanding) of Class A Common Stock and 2,371,244 shares (83.7% of the outstanding) of the Class B Common Stock. See "Security Ownership of Certain Beneficial Owners and Management." The Centillion Merger was accounted for as a reverse purchase acquisition because former Centillion stockholders own a majority of the outstanding shares of our common stock and control us as a result of the Centillion Merger.

   Simultaneous with the Centillion Merger, we merged with Celltech Information Systems Inc. ("Celltech Merger"). Celltech stockholders received 1,234,698 shares of our Class A Common Stock and $262,599 in cash, in exchange for all Celltech stock issued and outstanding.

   The former Centillion businesses that are not related to the billing business were transferred prior to the Centillion Merger to a limited liability company, CDS Holdings LLC, along with other additional assets in exchange for a promissory note. The former Centillion stockholders own CDS Holdings LLC. The fair value of the promissory note amounted to approximately $10,500,000. Such promissory note is a contingent stock purchase receivable. CDS Holdings LLC will pay principal and interest as those businesses are sold. We will issue additional shares of our Class A Common Stock to the former Centillion stockholders for principal payments, at a per share value of 88% of the average market value of our Class A Common Stock at the time. If the promissory note is not fully repaid in five years, it will be appraised, and we will issue shares of our Class A Common Stock for the appraised value at 88% of the average market price at the time. As of April 30, 2002, no such businesses have been sold.

   Centillion's former patents, its right to enforce its patents, and its current and future patent enforcement actions and claims, were transferred to a limited liability company that is wholly owned by us (the "Tracking LLC"). The Tracking LLC has executed a perpetual irrevocable royalty-free license agreement authorizing us to use the patents. As part of the Centillion Merger consideration, in connection with the transfer to the Tracking LLC, we issued 2,833,334 shares of our Class B Common Stock to the former Centillion stockholders. We and the holders of the Class B Common Stock have certain rights to convert the Class B Common Stock into Class A Common Stock based on the value of the Tracking LLC. CDS Holdings, Inc., an affiliate of Centillion's former stockholders, committed to loan, on a non-recourse basis, up to $2,000,000 to the Tracking LLC to pursue its patent enforcement actions existing at the time of the Centillion Merger. Repayments of such borrowings are contingent upon and are to be repaid from and to the extent there are proceeds from patent enforcement activities. As of April 30, 2002, no amounts are outstanding under such available loan. As of December 31, 2001, Tracking LLC had net proceeds of $568,061, which were commingled with our cash and cash equivalents to fund future enforcement activities. It is our intention to utilize such net proceeds prior to accessing the loan facility of CDS Holdings, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


   The following table sets forth information as of April 5, 2002 with respect to the beneficial ownership of our Class A and Class B Common Stock by: (i) each person who is known to us to be the beneficial owner of more than five percent of our outstanding Class A or Class B Common Stock, (ii) each of our directors and nominees for election as a director, (iii) our chief executive officer and each other executive officers whose total annual salary and bonus for the fiscal year 2001 exceeded $100,000; and (iv) all of our directors and executive officers as a group. As of April 5, 2002, 26,669,456 shares of our Class A Common Stock and 2,833,334 shares of our Class B Common Stock were outstanding.

   The securities "beneficially owned" by an individual, as shown in the table below, are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, beneficially-owned securities may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options, warrants or convertible debentures within 60 days after April 5, 2002. Shares subject to stock options, warrants or convertible debentures, which an individual has the right to acquire within 60 days after April 5, 2002, are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the class owned only by such individual or any group including such individual. Beneficial ownership may be disclaimed as to some of the securities.


                            Name and Address**                                                 Percent                      Percent
                            ------------------                              Class A Shares    of Class    Class B Shares   of Class
                                                                            --------------    --------    --------------   --------
Harold D. Garrison, Chairman ............................................      1,106,734(1)(2)   4.1%         177,178(3)      6.3%
Michael H. Leeds, Vice Chairman .........................................             --          --               --          --
Rupert D. Armitage, Director ............................................        496,219(4)      1.9%              --          --
Steve Bartkiw, Director .................................................        110,000          *                --          --
John Birbeck, Director ..................................................         30,000          *                --          --
Thomas W. Grein, Director ...............................................             --          --               --          --
Anthony P. Johns, Director ..............................................      1,820,956(5)      6.8%              --          --
Bradley Houlberg, President and Chief
  Executive Officer......................................................             --          --               --          --
Manfred Hanuschek, Secretary and Chief
  Financial Officer......................................................             --          --               --          --
William Miller, Chief Operating Officer .................................         36,800          *             5,892          *
Adrian Burt, UK Managing Director .......................................        100,466(6)       *                --          --
All directors and executive officers as a group .........................      3,701,175        13.8%         183,170         6.5%
Salah N. Osseiran .......................................................     14,856,838(1)(7)  55.7%       2,371,244(8)     83.7%
333 North Alabama Street
Suite 240
Indianapolis, IN 46204


____________________________

 * Less than 1%.

** The business address of our directors and executive officers is CTI Group
   (Holdings) Inc., 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204.

(1) Assumes the release of all escrowed stock pursuant to the Centillion
    Merger.

(2) Includes 591,927 shares owned by Sunset LLC, of which Mr. Garrison is the Managing Member, and 192,782 shares owned by XCI Holdings, Inc., of which Mr. Garrison is Chairman and Chief Executive Officer.

(3) Includes 94,762 shares owned by Sunset LLC, of which Mr. Garrison is the Managing Member, and 30,862 shares owned by XCI Holdings, Inc., of which Mr. Garrison is Chairman and Chief Executive Officer.

(4) Includes options to purchase 30,000 shares of our Class A Common Stock, 85,000 shares owned by Mr. Armitage's spouse, and 100,000 shares owned by Ambit Research, of which Mr. Armitage is the managing director.

(5) Includes options to purchase 100,000 shares of our Class A Common Stock.

(6) Includes options to purchase 50,000 shares of our Class A Common Stock.

(7) Includes 13,204,366 shares owned by Hawazen, BVI, of which Mr. Osseiran is the sole stockholder, 1,607,472 shares owned by Fairford Holdings, Ltd., of which Mr. Osseiran is the sole stockholder, and 45,000 shares owned by Salsel Corp. Ltd., of which Mr. Osseiran is also the sole stockholder.

(8) Includes 2,113,902 shares owned by Hawazen, BVI, of which Mr. Osseiran is the sole stockholder, and 257,342 shares owned by Fairford Holdings, Ltd., of which Mr. Osseiran is also the sole stockholder.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS


   Prior to the Centillion Merger our board of directors consisted of five members: Messrs. Armitage, Bevington, Hunnewell, Johns, and Rohn. Pursuant to the terms of the Centillion Merger, our Certificate of Incorporation was amended to divide our board of directors into three classes: Class I, Class II, and Class III having staggered terms of office. Messrs. Armitage, Bevington, and Johns and representatives of Centillion became members of our new board of directors elected at the special meeting of stockholders held on February 12, 2001. Representatives of Centillion were elected as Class I directors: Messrs. Garrison and Osseiran and Class II directors: Messrs. Grein and Leeds. Messrs. Armitage, Bevington and Johns were elected as Class III directors. On June 15, 2001, Mr. Bevington and, on September 6, 2001, Mr. Osseiran resigned from our board of directors. In accordance with our amended Certificate of Incorporation, on June 15, 2001, Mr. Birbeck was unanimously elected as a Class III director replacing Mr. Bevington by Class III directors remaining in office, and, on September 6, 2001, Mr. Bartkiw was unanimously elected as a Class I director replacing Mr. Osseiran by our Class I and Class II directors remaining in office.

   Directors of each class of our new board will serve for a term of three years and until their successors have been elected and qualified, except in the event of their earlier resignation or removal. Our amended Certificate of Incorporation provides that for any meeting of stockholders held prior to July 1, 2003: (i) the holders of Class B Common Stock have the right to elect Class I and Class II directors; and (ii) any vacancies with respect to Class I and Class II directors should be filled by the remaining Class I and Class II directors voting as a group, or with respect to a Class III director by the remaining Class III directors. If, prior to July 1, 2003 there is any increase or decrease in the number of directors, such directors will be assigned as Class I, II or II so that the holders of Class B Common Stock maintain a majority of the board of directors. After July 1, 2003, holders of Class A and Class B Common Stock, voting as one class, have the right to elect Class I, II, and III directors.


                                                                          Position(s) Held in
                               Name                                               CTIG                Director Since   Term Expires
-----------------------------------------------------------------    -----------------------------    --------------   ------------
                                                                                Nominees
Harold Garrison                                                                 Chairman                   2001            2004
Steve Bartkiw                                                                   Director                   2001            2004
Thomas Grein                                                                    Director                   2001            2005
Michael Leeds                                                                Vice Chairman                 2001            2005

                                                                     Directors Remaining in Office
Rupert Armitage                                                                 Director                   1995            2003
John Birbeck                                                                    Director                   2001            2003
Anthony Johns                                                                   Director                   1990            2003


   Our board of directors nominated the nominees named above, who currently serve as directors and have indicated their willingness to continue serving as directors. We have no reason to believe that any of the nominees will be disqualified or unable to serve if elected. It is not expected that any of the nominees will be unable to serve, but, if any nominee should be unable to serve, the shares represented by the enclosed proxy will be voted "for" a substitute nominee selected by our board of directors. There is no family relationship between any of our directors, nominees or executive officers. None of our directors or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors.

   Harold Garrison and Steve Bartkiw, if elected, will hold office until the 2004 annual meeting of stockholders and until their successors have been elected and qualified. Michael Leeds and Tom Grein, if elected, will hold office until 2005 annual meeting of stockholders and until their successors have been elected and qualified.

   The following table sets forth information regarding the business experience of our current members of the board of directors during the past five years.

              Name and Age(1)                  Business Experience During Past Five Years
 -------------------------------------------   -----------------------------------------------------------------------------------
Harold D. Garrison (53)                        Mr. Garrison became our director and chairman on February 12, 2001 in connection
Chairman of the Board of Directors             with the Centillion Merger. Mr. Garrison served as chairman of Centillion from 1988 until the Centillion Merger in 2001. He has also been serving as the chairman and chief executive officer of Mansur Group since 1982 and served as chairman of XILA
                                               Communications, Inc. from 1983 to 1999. Mr. Garrison currently serves as a chairman of XILA Communications, LLC and e.Nova, LLC.
Michael H. Leeds (55)                          Mr. Leeds became our director and vice-chairman on February 12, 2001 in connection
Director and Vice Chairman                     with the Centillion Merger. Mr. Leeds served as a member of the executive committee of the board of directors of Centillion from 1987 until the Centillion Merger in
                                               2001. He is the managing partner of the Boca Raton, Florida office of the law firm of Blank Rome Comisky & McCauley LLP, which is our legal advisor.
Rupert D. Armitage (54)                        Mr. Armitage, a citizen of the United Kingdom, has been our director since
Director                                       November, 1995. He is a founding member, chairman and managing director of three software-related companies in the United Kingdom: Ambit Research Ltd. formed in
                                               1987, Information from Data Ltd. formed in 1993, and Personal and Corporate
                                               Training Systems Ltd. formed in 1995.
Steve Bartkiw (39)                             Mr. Bartkiw, a citizen of Canada, has served as our director since September, 2001.
Director                                       Mr. Bartkiw has served as President of JAB Interactive, L.L.C. since 2000. Prior to
                                               JAB Interactive, Mr. Bartkiw was founder and chief executive officer of AOL Canada,
                                               Inc. from 1995 to 2000. Prior to joining AOL, Mr. Bartkiw was director of Online
                                               Services at Rogers Cable. Previously, Mr. Bartkiw held several positions with Southam in Electronic Information Marketing and the new Media Division. Mr. Bartkiw has held memberships in the ABC Canada Literacy Foundation, Information Technology Association
                                               of Canada, Senior People Resources in North Toronto, the Information Industry
                                               Association and the Association for Interactive Media (Washington, D.C.).
John Birbeck (47)                              Mr. Birbeck, a citizen of the United Kingdom, has served as our director since
Director                                       June, 2001. In 1997, Mr. Birbeck founded Network Achemy Ltd. From 1997 until 2001,
                                               Mr. Birbeck served as a director of Network Achemy Ltd. From 2000 until 2001, Mr.
                                               Birbeck served as a director of Avaya Communications. Since 2001, Mr. Birbeck has
                                               been working as a consultant advising new technology start-up companies in the United
                                               Kingdom.

              Name and Age(1)                  Business Experience During Past Five Years
 -------------------------------------------   -----------------------------------------------------------------------------------
Thomas W. Grein (50)                           Mr. Grein became our director on February 12, 2001 in connection with the
Director                                       Centillion Merger. Mr. Grein served as a director of Centillion from October, 1999 until the Centillion Merger in 2001. Mr. Grein is currently vice president and treasurer of Eli Lilly and Company. He served as executive director of investor relations and assistant treasurer from 1994 to 1998 and executive director of finance from 1998 to 2000 in Eli Lilly and Company. Mr. Grein is also a member of the board of directors of the Walther Cancer Foundation.
Anthony P. Johns (53)                          Mr. Johns, a citizen of the United Kingdom, served as our chairman of the board
Director                                       from October 1996 until February 12, 2001. Mr. Johns served as our president and chief executive officer from March, 1990 until November, 2001. Mr. Johns has served as our director since 1990. He was chairman of the board of directors of Britannic
                                               Group Holdings Ltd., Britannic Telecom Company Ltd. and Britannic Telecare Ltd. from
                                               December, 1989 to May, 1995. Mr. Johns is presently engaged in the pursuit of entrepreneurial activities.


_____________________

(1) As of the Record Date.

   OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD


   Currently, our board of directors has an executive committee and an audit committee. In fiscal year 2001, our board of directors held four meetings, the executive committee held five meetings and the audit committee held three meetings. No director attended fewer than 75% of the aggregate of the total number of the board meetings and the total number of meetings held by all committees of the board on which the director served, except for Mr. Grein and Mr. Birbeck, whose absences were excused by the board. There are no material proceedings to which any of our directors, officers, affiliates or five percent holders of our common stock is a party adverse to us or has a material interest adverse to us.

   The following is a description of the committees of our board of directors.

Executive Committee

   The executive committee consists of Harold Garrison, Michael Leeds, and Rupert Armitage. The executive committee is authorized to exercise all the powers and authority of our board of directors in the management of our business and affairs to the fullest extent permitted under the Delaware General Corporate Law. The executive committee determines the compensation and terms of employment of our executive officers and makes initial determinations and recommendations for the issuance of options to our directors and employees.

Audit Committee

   The audit committee currently consists of three directors: Rupert Armitage, Thomas Grein, and Michael Leeds. All members of the audit committee are independent, as that term is defined in Nasdaq Rule 4200(a)(14), except for Michael Leeds due to his position in the law firm that provides legal services to us. Mr. Leeds intends to resign from the audit committee following the Annual Meeting and the board of directors will consider replacing him with Steve Bartkiw. Pursuant to our Bylaws, the audit committee is authorized to:
(i) hire our independent accountants, (ii) review our systems of accounting,
(iii) discuss with our accountants the results of the audit, (iv) conduct independent reviews of our systems of accounting, and (v) make reports to the board with respect to its findings. On April 29, 2002, the board of directors adopted the audit committee charter, a copy of which is attached as Appendix I.

Audit Committee Report

   The audit committee meets with management and the independent accountants throughout the year. The audit committee meets with the independent accountants to discuss their observations and findings in connection with the review of our quarterly financial statements and audit of the year end financial statements. On March 22, 2002, the audit committee met with management to review and discuss the 2001 audited financial statements. The audit committee also conducted discussions with the independent accountants, PricewaterhouseCoopers LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," the audit committee discussed with and received the required written disclosures and confirming letter from PricewaterhouseCoopers LLP regarding its independence and discussed with PricewaterhouseCoopers LLP its independence. Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the annual report on Form 10-KSB for the fiscal year ended
December 31, 2001.

   This audit committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement except to the extent that CTIG specifically requests that this Report be specifically incorporated by reference.

Date: March 22, 2002
                              The Audit Committee:

                                Rupert Armitage
                                  Thomas Grein
                                 Michael Leeds

Compensation of Directors

   After the Centillion Merger and the Celltech Merger, the compensation paid to non-employee members of the board of directors is as follows:

      (i)  $5,000 plus reasonable expenses for attendance at annual meetings;

      (ii) $3,000 plus reasonable expenses for attendance at quarterly meetings;

      (iii)$1,500 plus reasonable expenses for attendance at special meetings;
           and

      (iv) $2,500 plus reasonable expenses for attendance at executive committee meetings.

   No attendance fee was paid for audit committee meetings.

   In addition, the chairman of the board receives $5,000 per month plus reasonable expenses and the vice-chairman receives $4,000 per month plus reasonable expenses.

   During the fiscal year ended December 31, 2001, Messrs. Garrison, Leeds, Armitage, Bartkiw, Birbeck, Grein, and Osseiran earned non-employee director fees for their services on the board of directors of approximately $75,500, $65,000, $23,000, $11,000, $6,000, $0 and $10,500, respectively, plus expenses. Mr. Johns received payroll compensation during 2001 and did not receive any non-employee director fees.

   After the Centillion Merger and the Celltech Merger, non-employee members of the board of directors are entitled to receive the following options to purchase shares of our Class A Common Stock:

      (i) the chairman of the board receives options to purchase 20,000 shares of Class A Common Stock per year;

      (ii) the vice-chairman of the board receives options to purchase 15,000 shares of Class A Common Stock per year;

      (iii)each executive committee member receives options to purchase 10,000 shares of Class A Common Stock per year; and

      (iv) each board member receives options to purchase 10,000 shares of Class A Common Stock per year.

   If any individual serves in more than one of the above capacities he or she receives options for each position, and these options are cumulative.

   No options were granted to board members during 2001.

   In 2001, we paid $3,495 to Mr. Birbeck for the consulting services provided to CTI Data Solutions Ltd., our subsidiary. In 2001, we paid $5,000 to Mr. Grein for prior director services with Centillion. In 2001, we paid $6,508 to Mr. Bevington, our former director, for the director services to us prior to the Centillion Merger.

                               EXECUTIVE OFFICERS


   The following table sets forth information regarding the business experience of our executive officers during the past five years:

                                                                                  Business Experience During
             Name and Position                   Age(1)                                 Past Five Years
             -----------------
                                                --------    -----------------------------------------------------------------------
Bradley Houlberg                                   42       Mr. Houlberg was Executive Vice President for Alltel Information
President and Chief Executive Officer                       Services from 1997 to 2001. Mr. Houlberg was with Convergys from 1989 to 1997 with his last position as Managing Director. In January, 2002,
                                                            Mr. Houlberg became our President and Chief Executive Officer.
Manfred Hanuschek                                  41       Mr. Hanuschek was Chief Financial Officer with ICC Technologies, Inc.
Secretary and Chief Financial Officer                       from 1994 to 1998. From April, 1999 to July, 1999, Mr. Hanuschek was
                                                            employed by us. Mr. Hanuschek was Senior Vice President and Chief
                                                            Financial Officer of IGI, Inc. from July, 1999 to June, 2000. In June,
                                                            2000, Mr. Hanuschek became our Chief Financial Officer. In February,
                                                            2002, Mr. Hanuschek was appointed our Secretary.
William Miller                                     44       Mr. Miller is the Chief Operating Officer of CTI Billing Solutions,
Chief Operating Officer                                     Inc., our subsidiary. Since 1996, Mr. Miller had been Sr. Vice
                                                            President and General Manager of the Communications Division of
                                                            Centillion, which merged with us on February 12, 2001.
Adrian Burt                                        32       Mr. Burt has been the Managing Director of CTI Data Solutions, Ltd., our
UK Managing Director                                        subsidiary, since 1998. From 1995 until 1997, Mr. Burt was the Marketing
                                                            Manager for Vocalis Group plc, where he directed the marketing function.
                                                            From 1997 to 1998, Mr. Burt worked at Databit Limited/Siemens plc.

---------------

(1) As of the Record Date.

Executive Compensation

   The following table sets forth information regarding compensation paid to or accrued for our chief executive officer and other executive officers whose total annual salary and bonus for the fiscal year ended December 31, 2001 exceeded $100,000.

                           Summary Compensation Table


                                                                         Annual                    Long-Term
                                                                      Compensation               Compensation
                                                                      ------------               ------------
                         Name and                                                                 Securities
                     Principal Position                                                           Underlying      All Other
                     -------------------                      Year       Salary        Bonus        Options      Compensation
                                                              ----    ------------   --------    ------------    ------------   ---
Anthony P. Johns ..........................................   2001      $233,125     $ 23,644            --        $609,502(3)(4)
 former President and                                         2000      $175,000           --            --        $ 32,434(3)
 Chief Executive Officer(1)                                   1999      $175,000           --       300,000(2)     $ 32,762(3)
Manfred Hanuschek .........................................   2001      $175,000     $ 68,750(6)         --        $ 10,000(7)
 Secretary and                                                2000      $ 94,972           --            --        $  3,500(7)
 Chief Financial Officer(5)                                   1999      $ 25,958           --            --        $  2,000(7)
William Miller ............................................   2001      $175,000     $128,750(6)         --        $  9,273(7)
 Chief Operating Officer(8)                                   2000      $139,809     $ 36,741            --        $  7,983(7)
                                                              1999      $121,940     $ 25,900            --        $  9,021(7)
Adrian Burt ...............................................   2001      $135,334     $ 32,850(6)         --        $ 17,495(7)
 UK Managing Director                                         2000      $ 79,750           --            --        $ 10,730(7)
                                                              1999      $ 74,917           --            --        $ 10,313(7)

---------------
(1) Mr. Johns resigned as our President and Chief Executive Officer in September, 2001. Mr. Johns continued to serve as our President and Chief Executive Officer until November 16, 2001 and as our employee until the appointment of Bradley Houlberg as our President and Chief Executive Officer as of January 28, 2002.

(2) In December 1999, Mr. Johns was granted options to purchase 300,000 shares of our common stock at the exercise price of $1.09 per share. In October 2000, options to purchase 200,000 shares of our common stock were cancelled. As of April 5, 2002, Mr. Johns owned the remaining options to purchase 100,000 shares of our common stock. These options to purchase 100,000 shares expired on April 30, 2002.

(3) Includes in 2001, $47,137 reimbursement of moving costs, $11,100 annual automobile allowance, $979 of employer matching contribution under the applicable defined contribution pension plan, $16,250 of living expense payments, and $23,155 in deferred compensation arrangement. Includes in 2000 and 1999, an $11,100 annual automobile allowance and $15,600 of living expense payments and insurance premiums paid by us.

(4) We entered into a letter agreement with Mr. Johns in September, 2001, pursuant to which he was entitled to a $500,000 severance payment, and $8,502 of relocation expenses and reimbursement of expenses for the early termination of the lease, which we paid to him in 2002.

(5) Mr. Hanuschek was employed as our Chief Financial Officer as of June 12,
    2000.

(6) Includes year 2001 performance bonus paid in April 2002 of $68,750 paid to Mr. Hanuschek and Mr. Miller and $32,850 paid to Mr. Burt.

(7) Includes annual automobile allowance and employer matching contribution under the applicable defined contribution pension plan. In fiscal year 2001, we paid the following amounts as automobile allowance and employer matching contribution to Messrs. Hanuschek, Miller and Burt: Mr. Hanuschek $6,000 and $4,000, respectively; Mr. Miller - $5,500 and $3,773, respectively, and Mr. Burt - $12,083 and $5,413, respectively.

(8) Mr. Miller's compensation includes amounts earned as an employee of Centillion.

   No options were granted and no stock awards were made to executive officers named in the Summary Compensation Table during fiscal year 2001.

   The following table sets forth certain information regarding stock options exercised during fiscal year 2001 by each of the executive officers named in the Summary Compensation Table:

                Aggregated Option Exercises in Fiscal Year 2001
                       and Fiscal Year-End Option Values



                                                                                    Number of Securities      Value of Unexercised
                                                                                   Underlying Unexercised   in-the-Money Options at
                                                           Shares                    Options at FY-End               FY-End
                         Name                             Acquired       Value          Exercisable/              Exercisable/
                         ----                           on Exercise    Realized        Unexercisable             Unexercisable
                                                        -----------    --------    ----------------------   -----------------------
Anthony P. Johns ....................................          --            --          100,000/0                   $0/$0
 former President and
  Chief Executive Officer(1)
Manfred Hanuschek ...................................          --            --             0/0                      $0/$0
 Secretary and Chief Financial Officer
William Miller ......................................      30,800       $40,978             0/0                      $0/$0
 Chief Operating Officer
Adrian Burt .........................................          --            --           50,000/0                 $5,000/$0
 UK Managing Director

---------------
(1) Mr. Johns resigned as our President and Chief Executive Officer in September, 2001. Mr. Johns continued to serve as our President and Chief Executive Officer until November 16, 2001 and as our employee until the appointment of Bradley Houlberg as our President and Chief Executive Officer as of January 28, 2002.

(2) Calculation based upon the closing market price of $0.44 on December 31, 2001.

Employment Agreements

   Anthony Johns

   On February 12, 2001, Mr. Johns and we entered into an employment agreement, pursuant to which Mr. Johns agreed to serve as our President and Chief Executive Officer for a period of three years following the completion of the Centillion Merger at an annual base salary of $250,000. Under the agreement, Mr. Johns could also receive an annual cash bonus in the sole discretion of our board of directors, based on performance, profitability, or other factors. Under the agreement, Mr. Johns was entitled to reimbursement of specified expenses related, among other matters, to accommodations and transportation, as well as participation in any savings, 401(k), pension, group medical and other similar plans which we may adopt.

   The agreement prohibits Mr. Johns from divulging confidential information regarding our business without the prior written consent of our board. Under the agreement, Mr. Johns cannot during the term of the agreement and for a period of two years after the termination of the agreement, engage in any business or perform any actions in competition with our company, except with our prior written consent.

   On September 6, 2001, we entered into a letter agreement with Mr. Johns acknowledging his resignation as our President and Chief Executive Officer. Mr. Johns agreed to assist us in the recruitment of a suitable replacement and orderly transition of his responsibilities until January 31, 2002. According to the letter agreement, Mr. Johns was entitled to all compensation under the terms of his employment agreement up to January 31, 2002, which was paid to him.

   The letter agreement provided for the severance payment of $500,000 to Mr. Johns, reimbursement of his expenses incurred in connection with the early termination of Mr. Johns' lease in Indianapolis, and reimbursement of up to $5,000 of his relocation expenses.

   Bradley Houlberg

   We entered into an employment agreement with Bradley Houlberg as of January 28, 2002. Pursuant to the agreement, Mr. Houlberg agreed to serve as our President and Chief Executive Officer for an initial period of three years, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Mr. Houlberg's annual salary should be not less than $275,000. Our board of directors will review Mr. Houlberg's salary at least annually to determine if an increase is appropriate, which increase will be in the sole discretion of the board. For each calendar year of Mr. Houlberg's employment during which he meets the targets pursuant to our annual incentive plan, we will pay Mr. Houlberg a bonus of between 22.5% ("Threshold Bonus") and 90% of his salary. Such bonus will be in lieu of any cash bonuses provided by us to our employees and senior executives. A bonus of 45% of Mr. Houlberg's salary constitutes a "Target Bonus." Under the agreement, Mr. Houlberg is entitled to (i) reimbursement of specified expenses related, among other matters, to the move of his family to Indianapolis, Indiana and transportation as well as (ii) all normal and usual benefits provided by us to our senior executives.

   We are obligated to grant to Mr. Houlberg no later than the earlier of (i) 30 days after the commencement of his employment or (ii) on the adoption by the board of the incentive plan, a stock option to purchase shares of our Class A Common Stock equal to 2% of our outstanding common stock on a fully-diluted basis on the date of grant (the "Original Grant Date") pursuant to our Stock Option and Restricted Stock Plan (the "Plan"). At the end of each year commencing after December 31, 2002 and ending on December 31, 2004 that Mr. Houlberg continues to be employed as our Chief Executive Officer and President, we will grant to Mr. Houlberg an additional stock option to purchase shares of our Class A Common Stock equal to 1% of our outstanding common stock on a fully diluted basis on the Original Grant Date pursuant to the Plan. Each option will expire on the tenth anniversary of its date of grant and will vest annually over 4 years (1/4 per year on yearly anniversaries) from its date of grant. The exercise price per share for each option will be the fair market value of our common stock on the date of grant. Each Option will otherwise be subject to all of the terms and conditions set forth in the Plan.

   The agreement prohibits Mr. Houlberg from divulging confidential information regarding our business, except as his duties may require or as authorized by our board or executive committee. Under the agreement, Mr. Houlberg cannot, during the term of the agreement and for a period of one year after the termination of the agreement, engage in any business or perform any actions in competition with our company worldwide.

   If Mr. Houlberg's employment terminates for any reason, we will pay him as severance pay all accrued and unpaid salary and benefits through the date of termination of his employment ("Termination Date") and unpaid business expenses. If Mr. Houlberg's employment terminates upon his death or disability or upon a change of control, we will pay Mr. Houlberg as additional severance pay (i) an amount equal to his annual salary payable over twelve months plus
(ii) a Target Bonus payable pursuant to the incentive plan for such year, and we will pay for the cost to continue Mr. Houlberg's participation in our health and hospitalization plans for twelve months after the Termination Date.

   If Mr. Houlberg's employment terminates pursuant to the majority vote of our board or executive committee or pursuant to Mr. Houlberg's decision to terminate the agreement due to a decrease in his salary, a material decrease in his benefits or a material change in his responsibilities that causes Mr. Houlberg to be of reduced stature, we will pay Mr. Houlberg as additional severance pay (i) an amount equal to his annual salary payable over twelve months plus (ii) a Threshold Bonus payable pursuant to the incentive plan for such year, and we will pay for the cost to continue Mr. Houlberg's participation in our health and hospitalization plans for twelve months after the Termination Date.

   If Mr. Houlberg's employment terminates because Mr. Houlberg's performance of his duties is unsatisfactory or we become aware that Mr. Houlberg was subject to certain disqualifications prior to the effective date of the agreement, we will pay Mr. Houlberg as additional severance pay an amount equal to his annual salary over twelve months.

   We can also terminate Mr. Houlberg's employment for cause. Pursuant to the agreement, the term "cause" means Mr. Houlberg's material failure to observe any of the terms or provisions of the agreement or a breach of his representations in the agreement; dishonesty; fraudulent misrepresentation; an act of moral turpitude; continued neglect, willful misconduct or gross negligence in connection with the performance of his duties;

Mr. Houlberg's willful failure to follow the reasonable directions of our board or executive committee, which failure, if curable, is not cured within 30 days after notice to Mr. Houlberg, or which failure, if cured, recurs;
Mr. Houlberg's conduct that may adversely affect our business, goodwill or good name; conviction of a crime; misappropriation of funds; or deliberate and premeditated acts against our interests.

   If Mr. Houlberg's employment terminates (i) upon the majority vote of our board or executive committee, (ii) upon Mr. Houlberg's death or disability,
(iii) upon a change of control, (iv) upon a decrease in Mr. Houlberg's salary, a material decrease in his benefits or a material change in his responsibilities that causes Mr. Houlberg to be of reduced stature, or (v) pursuant to notice of termination given by either party under the agreement, Mr. Houlberg will have 90 days following the Termination Date to exercise all vested options.

   If Mr. Houlberg's employment terminates (i) pursuant to Mr. Houlberg's voluntary resignation, (ii) for cause, (iii) due to Mr. Houlberg's disqualifications that occurred prior to the effective date of the agreement, or (iv) because Mr. Houlberg's performance of his duties is unsatisfactory, all his vested options terminate on the Termination Date.

   If Mr. Houlberg's employment terminates upon a change of control, all his unvested options will immediately vest on the Termination Date. If Mr. Houlberg's employment terminates for any reason other than upon the change of control, all his unvested options will terminate on the Termination Date.

   Manfred Hanuschek

   We entered into an employment agreement with Manfred Hanuschek as of May 30, 2000, which was amended as of January 18, 2002. The following is the description of the terms and conditions of the amended agreement. Pursuant to the agreement, Mr. Hanuschek agreed to serve as our Chief Financial Officer for an initial period of three years, commencing on January 18, 2002, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Mr. Hanuschek's annual base salary should be not less than $175,000. In addition to the salary, Mr. Hanuschek may receive cash bonuses, as determined by our president or board, in his or its sole discretion. Under the agreement, Mr. Hanuschek is entitled to reimbursement of specified expenses and to participation in any savings, 401(k), pension, group medical and other similar plans which we may adopt.

   If the agreement terminates upon a six months notice of termination sent by either party to the agreement prior to the end of the initial three year term or successive one year terms, Mr. Hanuschek will be entitled to a severance payment equal to half of his then current annual salary, continued group medical and dental benefits, and automobile allowance for a six month period after the termination date.

   Mr. Hanuschek can terminate the agreement in the event of a change of control or change of management and is entitled to (i) a severance payment equal to his then current annual salary, payable over a twelve month period after the termination date and (ii) continued group medical and dental benefits over the twelve month period.

   We can terminate Mr. Hanuschek's employment for cause at any time. Pursuant to the agreement, the term "cause" means that Mr. Hanuschek (i) materially fails to perform his duties under the agreement (other than the failure due to Mr. Hanuschek's physical or mental illness), (ii) commits an act of dishonesty or breach of trust, or acts in a manner which is inimical or injurious to our business or interests, (iii) violates or breaches any of the provisions of the agreement and fails to cure such breach within 30 days after the receipt of written notice identifying the breach, (iv) intentionally acts or fails to act, which results directly in gain to or personal enrichment of Mr. Hanuschek and injury to us, or (v) is indicted for or convicted of a felony or any crime involving larceny, embezzlement or moral turpitude.

   The agreement prohibits Mr. Hanuschek from divulging confidential information regarding our business except with our prior written consent or except in the proper course of his employment. During Mr. Hanuschek's employment and for a period of six months after the termination of the agreement and, so long as the required severance payment continues to be made, Mr. Hanuschek cannot, except with our prior written consent, engage in any business or perform any actions in competition with our company.

William Miller

   CTI Data Solutions (USA) Inc., our subsidiary ("CTI"), entered into an employment agreement with William Miller as of February 12, 2001. Pursuant to the agreement, Mr. Miller agreed to serve as Chief Operating Officer for an initial period of three years, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Mr. Miller's annual base salary should be not less than $175,000. In addition to his salary, Mr. Miller may also receive cash bonuses in the sole discretion of CTI's president or board. Under the agreement, Mr. Miller is entitled to reimbursement of specified expenses and to participation in any savings, 401(k), pension, group medical and other similar plans, which CTI may adopt.

   If the agreement terminates upon a six months notice of termination sent by either party to the agreement prior to the end of the initial three year term or successive one year terms, Mr. Miller will be entitled to a severance payment equal to half of his then current annual salary payable over a six month period after the termination date. Mr. Miller can terminate the agreement in the event of our change of control and is entitled to a severance payment equal to his then current annual salary, payable over a twelve month period after the termination date.

   CTI can terminate Mr. Miller's employment for cause at any time. Pursuant to the agreement, the term "cause" means that Mr. Miller (i) fails to diligently perform his duties under the agreement (other than the failure due to Mr. Miller's physical or mental illness), (ii) commits an act of dishonesty or breach of trust, or acts in a manner which is inimical or injurious to our business or interests, (iii) violates or breaches any of the provisions of the agreement and fails to cure such breach within 30 days after the receipt of written notice identifying the breach, (iv) intentionally acts or fails to act, which results directly in gain to or personal enrichment of Mr. Miller and injury to CTI, or (v) is indicted for or convicted of a felony or any crime involving larceny, embezzlement or moral turpitude.

   The agreement prohibits Mr. Miller from divulging confidential information regarding CTI's business, except with CTI's prior written consent or except in the proper course of his employment. During Mr. Miller's employment and for a period of six months after the termination of the agreement, Mr. Miller cannot, except with CTI's prior written consent, engage in any business in competition with CTI and, for a period of one year after the termination of his employment, Mr. Miller cannot solicit any person in competition with CTI's business.

   Adrian Burt

   CTI Data Solutions Limited, our United Kingdom subsidiary ("CTI Ltd."), entered into an executive service agreement with Adrian Burt as of February 1, 2001, pursuant to which Mr. Burt agreed to serve as managing director. Mr. Burt's employment commenced in February 1998. Previous service with Databit Limited/Siemens plc from August 1, 1997 counts as part of Mr. Burt's continuous service with CTI Ltd.

   CTI Ltd. will pay Mr. Burt an annual salary of 90,000 pounds. The salary will be reviewed annually in the light of CTI Ltd.'s performance and Mr. Burt's contribution to it. CTI Ltd. will pay Mr. Burt guaranteed commission of 10,000 pounds per annum. Mr. Burt will be eligible to participate in such management bonus programs of the holding company as may be agreed with CTI Ltd. from time to time. Mr. Burt will also be entitled to reimbursement of specified expenses and to membership of such private medical care or pension scheme as CTI Ltd. may from time to time provide.

   Mr. Burt's employment will continue until terminated in accordance with the agreement. If the employment is terminated pursuant to a notice of termination delivered by either party, CTI Ltd. will pay Mr. Burt an amount equivalent to an additional six months' salary and six months' guaranteed commission. Mr. Burt's employment will in any event terminate without further notice on his 65th birthday.

   CTI Ltd. can terminate Mr. Burt's employment, without any further payment or compensation, if Mr. Burt: (i) commits an act of gross misconduct, including without limitation dishonesty, (ii) commits any material breach of any term of the agreement, which is either not capable of remedy or is not remedied within 30 days after notice specifying the breach, (iii) is adjudged bankrupt or makes any arrangement or composition with his creditors generally, (iv) is convicted of any criminal offence; (v) becomes of unsound mind or otherwise unable to perform his duties due to problems of mental health; (vi) is disqualified from acting as a director in any company or otherwise than with the consent of CTI Ltd., resigns as a director of CTI Ltd. and/or any group company, (vii) is, in the reasonable opinion of the board, incapable of properly performing his duties under the agreement, or (viii) without reasonable cause, willfully neglects or refuses to discharge his duties.

   Under the agreement, Mr. Burt is prohibited from disclosing the confidential information of CTI Ltd. during the term of the agreement and after the termination of the agreement. Mr. Burt cannot, during the term of the agreement and for a period of six months after the termination of the agreement, engage in a business or perform any actions in competition with CTI Ltd.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


   During the fiscal year ended March 31, 2000, Mr. Bevington, our former director, received 30,000 stock options pursuant to the Stock Option and Restricted Stock Plan upon his appointment to the board of directors, and Mr. Hunnewell, our former director, received 10,000 shares of our stock in recognition of advisory services that he provided to us in connection with the Centillion Merger.

   As part of the Centillion Merger, Anthony Johns, our director and former President and Chief Executive Officer, received options to purchase 300,000 shares at an exercise price of $1.09 each, 200,000 of which Mr. Johns subsequently agreed to cancel. The remaining options to purchase 100,000 shares vested and became exercisable in November 2000. These options were issued to compensate Mr. Johns for his forfeiture of funds under a profit-sharing agreement with us. In addition, prior to the Centillion Merger, a number of our former officers and directors also had options to purchase an aggregate of 200,000 shares of our common stock, which accelerated and vested as a result of the Centillion Merger.

   Mr. Johns was provided with reimbursement for housing in Indianapolis. We rented a house for our visiting employees, one of whom was Mr. Johns, from an entity affiliated with Mr. Garrison, our chairman, and such costs amounted to approximately $15,000 in 2001.

   We made certain severance payments to Mr. Johns, upon his resignation as our President and Chief Executive Officer. See "Executive Officers -- Employment Agreements."

   As part of the Centillion Merger, we entered into certain transactions with entities affiliated with former Centillion stockholders who now serve as our directors. See "Change in Control."

   We are currently leasing 20,003 square feet of office space at 333 North Alabama Street, Indianapolis, Indiana. The landlord is an affiliate of Harold Garrison, our chairman, and Salah Osseiran, a beneficial owner of 55.7% of our Class A Common Stock and 83.7% of our Class B Common Stock. We incurred $362,594 and $445,324 in rent expense for the years ended December 31, 2001 and 2000. We also paid $237,155 in leasehold improvements to the same landlord in connection with the relocation to new office space in 2001. We believe the lease and leasehold improvements are representative of current market values.

   We incurred legal expenses of $3,089,026 and $780,958 during 2001 and 2000, respectively, to a law firm of which Mr. Leeds, our Vice Chairman, is a partner. Such expenses relate primarily to fees and expenses associated with patent enforcement activities and general corporate issues.

   We incurred $191,000 in fees and $55,000 in expenses associated with our board of directors activities in 2001.

   We provided certain administrative services to our former subsidiaries during the fiscal years ended December 31, 2001 and 2000, which amounted to approximately $59,000 and $160,000, respectively. At December 31, 2001 and 2000, we had a receivable from these entities of approximately $21,000 and $527,000, respectively.

   At December 31, 2000, we had an outstanding note receivable from former CTI Group of $562,911. This note was secured by the accounts receivable of the former CTI Group payable upon the effective date of the Centillion Merger. On February 12, 2001, this obligation was repaid in connection with the Centillion Merger.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Class A Common Stock (collectively, "Insiders") to file reports of ownership and changes in their ownership of our Class A Common Stock with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require Insiders to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that the Insiders complied with all applicable Section 16(a) filing requirements for fiscal year 2001.

                                  PROPOSAL TWO
                 APPROVAL OF AMENDED AND RESTATED STOCK OPTION
                           AND RESTRICTED STOCK PLAN


General

   In 1995, we adopted the Stock Option and Restricted Stock Plan (the "Plan") with 600,000 shares of our common stock available for issuance under the Plan. On February 12, 2001, our stockholders amended the Plan to authorize additional 2,000,000 shares of our common stock to be issued under the Plan. On February 28, 2002, our board of directors approved the amended and restated Plan (the "Amended and Restated Plan") to increase the number of shares issuable under it by additional 2,000,000 shares and to make certain other changes discussed below, subject to the approval of our stockholders. Approval of this Proposal Two will constitute approval of these changes. The principal purpose of the Amended and Restated Plan is to attract and retain officers, other employees, directors, contractors and consultants for our company and our subsidiaries through the granting of options and restricted stock, thereby encouraging them to acquire or increase a proprietary interest in our company. We believe that the Amended and Restated Plan will cause its participants to contribute to our growth thereby benefiting our stockholders.

Summary of Amended and Restated Plan

   Set forth below is a summary of certain provisions of the Amended and Restated Plan, attached to this proxy statement as Appendix II. This summary is qualified in its entirety by the detailed provisions of the Amended and Restated Plan.

   New Provisions of Amended and Restated Plan

   Our board of directors has approved, subject to the stockholders' approval, the following amendments that are now part of the Amended and Restated Plan, as described in the Summary of the Amended and Restated Plan:

   o an increase of the number of shares issuable under the Amended and Restated Plan by 2,000,000 shares to the total of 4,600,000 shares

   o a change of the definition of who may serve on the Committee, as defined below, administering the Amended and Restated Plan and other conforming changes to comply with the amended regulations of the Securities and Exchange Commission promulgated pursuant to Section 16 of the Exchange Act

   o a change of the administration of the Director's Grant, as defined below, to eliminate the automatic award of the Director's Grant and to provide that such grant can be awarded only in the sole discretion of our board of directors

   o an increase of the maximum number of shares of our common stock subject to Grants, as defined below, that can be awarded to any eligible participant from 600,000 shares to 4,000,000 shares

   o a change of the termination and effective date provisions, as described in section "Termination and Effective Date" below

   Eligible Participants

   Eligible participants of the Amended and Restated Plan include:

    (i) designated officers and other employees of our company and our subsidiaries;

    (ii)  members of our board of directors; and

    (iii) independent contractors and consultants who perform services for us.

   At present, we have seven directors and approximately 120 employees, including four executive officers.

   Grants

   Grants under the Amended and Restated Plan include: (i) an incentive stock option ("ISO"), (ii) a nonqualified stock option ("NQSO"), and (iii) a restricted stock grant ("Restricted Stock Grant") (ISO, NQSO and Restricted Stock Grant individually, a "Grant" and, collectively, "Grants").

   The Amended and Restated Plan also provides for a special grant of NQSOs to purchase up to 30,000 shares over a three year period to be made only to members of the board of directors who are not our employees and who serve on the committee of the board of directors administering the Amended and Restated Plan ("Director's Grant") only if approved by the board of directors. Under the terms of the Plan prior to the amendment and restatement, the Director's Grant was automatic and not subject to the discretion of the board of directors. Only officers or other employees of our company or our subsidiaries are eligible to receive ISOs. All eligible participants may receive NQSOs and Restricted Stock Grants.

   The aggregate number of shares of our common stock that may be issued under the Amended and Restricted Plan is 4,600,000, including 2,000,000 shares subject to the approval of our stockholders at the Annual Meeting. The maximum number of shares of our common stock subject to Grants awarded to any eligible participant cannot exceed 4,000,000 shares, except in the case of a Director's Grant that cannot exceed NQSOs to purchase 30,000 shares during a three-year period.

   Administration

   Generally, our board of directors or a committee of the board comprised of at least 2 members (collectively, the "Committee") may administer and interpret the Amended and Restated Plan. Prior to the amendment and restatement of the Plan, the Plan required each Committee member to be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. If a committee is utilized to administer this plan, the Amended and Restated Plan states that both of the committee members should be "non-employee directors", as defined in Rule 16b-3(b)(3) under the Exchange Act due to the changes in the regulations promulgated by the Securities and Exchange Commission pursuant to Section 16 of the Exchange Act. Pursuant to Rule 16b-3(b)(3), a non-employee director means a director who: (i) is not currently employed by us or any of our subsidiaries; (ii) does not receive compensation, either directly or indirectly, from us or our subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed $60,000; and (iii) does not have interest in any transaction and is not engaged in a business relationship which should be disclosed under "Certain Relationships and Related Transactions." A committee will be established with board members that meet these criteria or the full board will make grant determinations.

   The Committee has full authority to determine the persons eligible to receive Grants, the type, size, and terms of Grants, the time when Grants will be made, the duration of any exercise or restriction period and any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grants.

   Amendments

   The Committee has full authority to amend the Amended and Restated Plan. Stockholder approval, however, is required to:

      (i)  materially increase the benefits accruing to eligible participants;

      (ii) increase the number of shares available under the Amended and Restricted Plan;

      (iii)modify the eligibility requirements for participation in the Amended and Restricted Plan; or

      (iv) modify provisions for determining the fair market value of our common stock under the Amended and Restricted Plan.

   Incentive Stock Options and Non-Qualified Stock Options

   The exercise price of an ISO is the higher of the fair market value or the book value of our common stock on the date of the grant. If a grantee of an ISO owns common stock representing more than 10% of the total combined voting power of all classes of our stock, the option price per share in the case of an ISO will not be less than 110% of the fair market value of a share of common stock on the date of the grant and such option is not exercisable after the expiration of five years from the date of the grant. The exercise price of a stock option is payable in cash, shares of our common stock already owned by the grantee, or a combination of cash and shares.

   The Committee determines the option exercise period of each stock option. The holder of stock options, other than the holder of 10% of the total combined voting power of our stock, may exercise such options at a date no later than ten years from the date of the grant. An exercise period may terminate earlier because the grantee dies or becomes disabled, or because we terminate the grantee's employment or relationship with us.

   The aggregate fair market value of the common stock, determined as of the date of the grant, with respect to which ISOs under the Amended and Restricted Plan on any other stock option plan of our company are exercisable for the first time by a grantee during any calendar year cannot exceed $100,000.

   Committee Member Grants

   A non-employee director who serves on the Committee may receive the Director's Grant -- a grant of NQSOs to purchase 30,000 shares of our common stock at the commencement of and in consideration for their service to us as a Committee member. The Plan provided for an automatic grant of NQSOs to purchase 30,000 shares to a Committee member, and the board of directors was given limited power to administer such Director's Grants. In the Amended and Restated Plan, provisions regarding the automatic Director's Grant are deleted and such grants may be awarded only in the sole discretion of the board of directors.

   NQSOs to purchase 15,000 shares of common stock of a Director's Grant vest on the first anniversary of the date of such grant, and NQSOs to purchase 7,500 shares of common stock vest on each of the second and third anniversaries of the date of such grant, provided such non-employee director is then serving as a director. At the end of each successive three-year period, such non-employee director receives an additional grant of NQSOs to purchase 30,000 shares of common stock. This additional Director's Grant is subject to the same vesting schedule, provided the non-employee director has continuously served as a director during each such three-year period. If a Committee member is not serving as a director on the first, second or third anniversary of the date of such grant, then any such Director's Grant terminates as to all shares covered by the Director's Grant which have not vested. Director's Grants are exercisable for a period of ten years from the date of grant. Upon a change of control, or a sale or exchange of our assets, or our dissolution, liquidation, merger or consolidation, in which we are not the surviving corporation, vesting restrictions imposed under any Director's Grant will immediately lapse.

   Restricted Stock Grants

   The Committee may issue restricted stock to eligible participants pursuant to an incentive or long range compensation plan, program or contract approved by the Committee. The Committee may issue such shares of common stock in consideration for cash or services rendered having a value, as determined by the board, at least equal to the par value of the common stock. The Committee determines the number of shares of common stock that will be granted in each Restricted Stock Grant.

   If we terminate the recipient's relationship with us before the restrictions lapse, all shares issued pursuant to the Grant under which restrictions have not lapsed yet, will immediately revert to us, unless the Committee determines otherwise.

   Assignability

   A grantee may not assign or otherwise transfer the Grant except by will and by the Committee and its sole discretion, or the laws of descent and distribution. However, an eligible participant may assign the Grant, other than ISOs, to the extent permitted under Rule 16b-3 under the Exchange Act and by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of ERISA, and to a trust for the benefit of a member of the grantee's immediate family.

   Certain Corporate Changes

   In the event of a change of control, grantees may immediately exercise all outstanding stock options and all restrictions on any restricted stock will immediately lapse. Upon a sale or exchange of all or substantially all of our assets or upon our dissolution, liquidation, merger or consolidation where we are not the surviving corporation, each such grantee has the right to exercise in full any Grants, including Director's Grant, not previously exercised, within ten days after we send a written notice of such event. Any Grants not so exercised will lapse. Upon a merger or consolidation where we survive, the Committee, in its sole discretion, may elect to give grantees notice of such event. If notice is given, the grantee has the right to exercise the Grant, including the Director's Grant, within ten days after such written notice is sent. Any Grants not so exercised will lapse.

   Adjustments

   If any change is made to our common stock as a result of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares, or any other change in capital structure made without receipt of consideration, then unless such event results in the termination of all outstanding Grants the Committee will preserve the value of the outstanding Grants and Director's Grants by adjusting the maximum number and class of shares issuable under the Amended and Restated Plan and by making adjustments to the number and class of shares, or the exercise price of options.

   Termination and Effective Date

   Prior to its amendment and restatement, the Plan stated that it would terminate on January 11, 2005. This provision was deleted in the Amended and Restated Plan, and the Amended and Restated Plan now states that ISOs should not be granted after the expiration of 10 years from January 11, 1995.

   Prior to its amendment and restatement, the Plan provided that it would be effective as of January 11, 1995, subject to the approval of our stockholders within 12 months after January 11, 1995. The Amended and Restated Plan now provides that the Plan was effective as of January 11, 1995 with respect to 600,000 shares of our common stock. The Plan was amended on February 12, 2001 to increase the number of shares of common stock issuable under the Plan to 2,600,000. The Amended and Restated Plan will be effective as of February 28, 2002 with respect to additional 2,000,000 shares of common stock issuable under the Amended and Restated Plan, subject to the approval of our stockholders within 12 months after February 28, 2002.

Federal Income Tax Consequences

   THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE AMENDED AND RESTATED PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

   Incentive Stock Options

   Generally, under the Internal Revenue Code, an optionee will not realize taxable income by reason of the grant or the exercise of an ISO (see, however, discussion of alternative minimum tax below) granted pursuant to the Amended and Restated Plan. If an optionee exercises an ISO and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and we will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and we will receive a corresponding deduction, in an amount equal to the excess of
(1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over
(2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

   The exercise of an ISO may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the ISO, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

   An optionee who surrenders shares as payment of the exercise price of his ISO generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an ISO in payment of the exercise price of another ISO, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

   Under the Internal Revenue Code, all of the shares received by an optionee upon exercise of an ISO by surrendering shares will be subject to the ISO holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were ISO shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The ISO holding period for all shares will be the same as if the option had been exercised for cash.

   Non-Qualified Stock Options

   Generally, there will be no federal income tax consequences to either the optionee or us on the grant of NQSOs pursuant to the Amended and Restated Plan. On the exercise of a NQSO, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. We will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Internal Revenue Code) in an amount equal to such excess, provided that we comply with applicable reporting rules.

   Upon the sale of stock acquired by exercise of a NQSO, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

   An optionee who surrenders shares in payment of the exercise price of a NQSO will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an ISO and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

   In the event of a permitted transfer by gift of a NQSO, the transferor will remain taxable on the ordinary income realized as and when such NQSO is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the NQSO. A permitted transfer by gift of a NQSO may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the NQSO vests, if not fully vested on the date of the initial transfer.

   Limitation on Our Deduction

   Section 162(m) of the Internal Revenue Code will generally limit our federal income tax deduction for compensation paid in any year to our chief executive officer and our four highest paid executive officers to $1,000,000, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the

Internal Revenue Code). If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by us in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

   Restricted Stock Grant

   The Restricted Stock Grant will not, by itself, result in the recognition of taxable income to the participant nor entitle us to a deduction at the time of such grant.

   In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of our Class A Common Stock, referred to as Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by us, Section 83 of the Internal Revenue Code may postpone the recognition of income.

   Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under
Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that we meet our federal reporting obligations with respect to the restricted shares, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a
Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included in income.

Grants Under the Amended and Restated Plan

   The following table sets forth information regarding the grants awarded under the Amended and Restated Plan as of the Record Date:


                                                                       Number of
                  Name and Position                        Number     Restricted
                   -----------------                     of Options     Shares
                                                         ----------   ----------
Bradley Houlberg, President and Chief Executive
  Officer............................................     560,000         --
Anthony Johns, former President and Chief Executive
  Officer............................................          --(1)      --
Manfred Hanuschek, Secretary and Chief Financial
  Officer............................................      50,000         --
William Miller, Chief Operating Officer .............      50,000         --
Adrian Burt, UK Managing Director ...................      50,000         --
All current executive officers as a group ...........     710,000         --
All current directors who are not executive officers
  as a group.........................................      30,000         --
Harold Garrison, nominee for election as a director .          --         --
Steve Bartkiw, nominee for election as a director ...          --         --
Michael Leeds, nominee for election as a director ...          --         --
Tom Grein, nominee for election as a director .......          --         --
Each other person who received 5% of options or
  restricted stock...................................          --         --
All employees, including all current officers who
  are not executive officers, as a group.............     770,000         --

---------------
(1) As of the Record Date, Mr. Johns owned options to purchase 100,000 shares of our common stock granted to him outside of the Plan. These options expired on April 30, 2002.

   There were no option grants to directors or officers during 2001.

Market Value of Shares of Class A Common Stock

   The closing price of our Class A Common Stock, as quoted on the Over-the-Counter Bulletin Board for April 15, 2002, was $0.53.

   OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED PLAN.

                                 PROPOSAL THREE

           RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS


   PricewaterhouseCoopers LLP currently serves as our principal accountants and independent accountants and conducted the audit of our accounts for the fiscal year 2001. Subject to stockholder ratification, the board of directors, upon recommendation of the audit committee, appointed PricewaterhouseCoopers LLP to serve as our principal accountants and independent accountants for the fiscal year 2002.

   Selection of a company's independent accountants is not required to be submitted to a vote of the stockholders for ratification. However, the board of directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee and the board of directors may, in their discretion, direct the appointment of different independent accountants at any time during the year if they determine that such change would be in our best interests and in the best interests of our stockholders.

   Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting. Therefore, representatives of PricewaterhouseCoopers LLP will be available to make a statement and to respond to questions at the Annual Meeting.

Change in Accountants

   The independent auditing firm of Deloitte & Touche LLP audited our financial statements for the fiscal years ended March 31, 2000 and 1999. Because Centillion is the successor company of the Centillion Merger for accounting purposes, Centillion's accountants, Olive LLP, replaced Deloitte & Touche LLP as of April 27, 2001. Our decision to change accountants was the result of the Centillion Merger and it was approved by our board of directors.

   Deloitte & Touche LLP's reports on our financial statements for the fiscal years ended March 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph identifying certain matters that raised substantial doubt about our ability to continue as a going concern.

   During our fiscal years ended March 31, 2000 and 1999 and subsequent interim period preceding Deloitte & Touche LLP's dismissal, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as well as no reportable events as described in the rules of the Securities and Exchange Commission.

   Olive LLP was not consulted on our behalf regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements.

   On May 7, 2001, we engaged PricewaterhouseCoopers LLP as our independent accountants to replace BKD LLP (formerly Olive LLP). Our audit committee approved this decision to change accountants. Due to the Centillion Merger, our board of directors adopted December 31, as our fiscal year which was Centillion's fiscal year. PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2001. BKD LLP's report for the fiscal year 2000 stated that BKD LLP audited the financial statements of "CTI Group (Holdings) Inc., formerly Centillion Data Systems, Inc." BKD LLP's report on our financial statements as a successor to Centillion for the fiscal year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

   During the period of BKD LLP's engagement, there were no disagreements with BKD LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as well as no reportable events as described in the rules of the Securities and Exchange Commission.

   PricewaterhouseCoopers LLP was not consulted on our behalf regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements.

Audit Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in our Forms 10-QSB for that fiscal year were $173,000.

   The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the reviews of our financial statements included in our Forms 10-QSB in the fiscal year ended December 31, 2001 were $0.

   The aggregate fees billed by BKD LLP for professional services rendered for the reviews of our financial statements included in our Forms 10-QSB in the fiscal year ended December 31, 2001 were $0.

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by it with respect to financial information on systems design and implementation for the fiscal year ended December 31, 2001 totaled $0.

   The aggregate fees billed by Deloitte & Touche LLP for professional services rendered by it with respect to financial information on systems design and implementation for the fiscal year ended December 31, 2001 totaled $0.

   The aggregate fees billed by BKD LLP for professional services rendered by it with respect to financial information on systems design and implementation for the fiscal year ended December 31, 2001 totaled $0.

All Other Fees

   The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP, other than for services covered under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", totaled $85,000 for the fiscal year ended December 31, 2001.

   The aggregate fees billed for services rendered by Deloitte & Touch LLP, other than for services covered under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", totaled $0 for the fiscal year ended December 31, 2001.

   The aggregate fees billed for services rendered by BKD LLP, other than for services covered under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", totaled $142,693 for the fiscal year ended December 31, 2001.

   Our audit committee considered the services provided by PricewaterhouseCoopers LLP, Deloitte & Touche LLP and BKD LLP in addition to the services rendered by them in exchange for audit fees, as discussed above, and determined that the provision of such additional services is compatible with PricewaterhouseCoopers LLP, Deloitte & Touche LLP and BKD LLP maintaining their independence.

   OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS


   As of the date of this proxy statement, our board of directors does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters should properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting and be voted upon, the persons named as proxies in the accompanying proxy will vote the proxy cards in their discretion in accordance with their best judgment and in the manner they believe to be in our best interests.

                             STOCKHOLDER PROPOSALS

   The deadline for providing us timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2003 Annual Meeting of Stockholders (the "2003 Meeting") will be March 22, 2003. As to all such matters which we do not have notice on or prior to March 22, 2003 discretionary authority will be granted to the persons designated in our proxy related to the 2003 Meeting to vote on such proposal.

   In addition, Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2003 Meeting require that a stockholder proposal regarding the 2003 Meeting must be submitted to us at our office located at CTI Group (Holdings) Inc., 333 North Alabama St., Suite 240, Indianapolis, IN 46204, by or on January 6, 2003 to receive consideration for inclusion in our proxy materials for the 2003 Meeting. Any such proposal must also comply with the proxy rules, including Rule 14a-8.

                                 ANNUAL REPORT


   THIS PROXY STATEMENT IS ACCOMPANIED BY OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. EACH PERSON SOLICITED UNDER THIS PROXY STATEMENT CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,
WITHOUT CHARGE, EXCEPT FOR THE EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO CTI GROUP (HOLDINGS) INC., 333 NORTH ALABAMA ST., SUITE 240, INDIANAPOLIS, IN 46204, ATTN.: MANFRED HANUSCHEK, SECRETARY AND CHIEF
FINANCIAL OFFICER.


                                     By Order of the Board of Directors


                                     Manfred Hanuschek
                                     Secretary and Chief Financial Officer

                                   APPENDIX I

                           CTI GROUP (HOLDINGS) INC.

                            AUDIT COMMITTEE CHARTER


Composition

   There shall be a committee of the board of directors (the "Board") to be known as the audit committee.

   Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The Board shall elect or appoint a chairman of the audit committee who will have the authority to act on behalf of the audit committee between meetings.

Responsibilities

   The responsibilities of the audit committee are as follows:

   o Ensure its receipt from the outside accountants of a formal written statement delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board
     Standard 1.

   o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take appropriate action to oversee the independence of the outside auditor.

   o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

   o Review with the outside auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

   o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

   o Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

   o Meet with the internal auditor, outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor, the outside auditor or the management believe should be discussed privately with the audit committee.

   o Review and reassess the adequacy of the committee's charter annually.

   o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

   The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                  APPENDIX II

                           CTI GROUP (HOLDINGS) INC.

                AMENDED AND RESTATED STOCK OPTION AND RESTRICTED
                                   STOCK PLAN


   The purpose of the Stock Option and Restricted Stock Plan (the "Plan") of CTI Group (Holdings), Inc. (the "Company") is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company or a Subsidiary Corporation (as defined herein), (ii) members of the Company's Board of Directors (the "Board") and (iii) independent contractors and consultants (who may be individuals or entities) who perform services for the Company to enable the Company to attract and retain them and to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings ascribed to those terms when contained in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

1. Administration

   a. The Plan shall be administered and interpreted by the Board or a committee of the Board (the "Committee") consisting of not less than two persons, each of whom shall be a "Non-Employee Director" as defined in Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, or any future corresponding rule. The term "Committee" as used in this Plan and the options granted hereunder refers to either the Board or the Committee, whichever is administering the Plan. With respect to Eligible Participants (as hereinafter defined), the Committee shall have the sole authority to determine
(i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan (subject to Section 4 below), (iii) the time when each Grant will be made and the duration of any exercise or restriction period; (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and (v) any other matters arising under the Plan. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. The Committee shall have full power and authority to administer and interpret the Plan with respect to Eligible Participants and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Eligible Participants having any interests in the Plan or in any Grants under the Plan. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any Grant under the Plan.

      i.Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the Articles of Incorporation or By-Laws of the Company, any agreement of shareholders or disinterested directors or otherwise.

2. Grants

   a. Grants to Eligible Participants. With respect to Eligible Participants, Incentives under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below), Nonqualified Stock Options (as defined in Section 5(b) below) and Restricted Stock Grants (as defined in Section 6 below), (hereinafter sometimes collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as long as they are not inconsistent with the Plan as the Committee deems appropriate and specifies in writing to the participant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

   b. Committee Member Grants. In the sole discretion of the Board, a member of the Board of the Company who is not an employee of the Company or a Subsidiary Corporation and who serves as a member of the committee interpreting and administering the Plan (a "Committee Member") may be entitled to receive a Director's Grant in accordance with this Section 2(b).

      i. Committee Members shall receive a Nonqualified Stock Option to purchase Thirty Thousand (30,000) shares of Common Stock (as hereinafter defined) of the Company at an exercise price equal to the higher of the fair market value (as defined herein) or the book value of a share of Common Stock on the date of grant, subject to adjustment as provided in Section 3(b) of this Plan, at the commencement of and in consideration for their service to the Company as a director (a "Director's Grant"). One-half of such Director's Grant shall vest on the first anniversary of the date of grant and one-quarter shall vest on each of the second and third anniversaries of the date of grant, provided such Committee Member is then serving as a director (the "Initial Vesting Period"). If a Committee Member is not serving as a director on the first, second or third anniversary of the date of such grant, then any such Director's Grant shall terminate as to all shares covered by the Director's Grant which have not vested. Director's Grants shall be exercisable for a period of ten years from the date of grant.

      ii. Upon the expiration of the Initial Vesting Period, and at the commencement of each succeeding three year period, Committee Members shall be eligible to receive an additional Director's Grant, which grants shall vest in accordance with the schedule set forth in Section 2(b)(i) hereof.

      iii. Upon the occurrence of (a) a Change In Control (as defined in Section 8 hereof or (b) a sale or exchange of assets of the Company or (c) dissolution, liquidation, merger or consolidation of the Company (in which the Company is not the surviving corporation), all vesting restrictions imposed under any Director's Grant shall immediately lapse.

      iv. Each Committee Member who receives a Director's Grant pursuant to this Section 2(b) shall receive a written agreement setting forth the terms and conditions of such grant including, but not limited to, the restrictions set forth in this Section 2(b) (the "Director's Grant Letter").

      v. Except as otherwise provided in this Section 2(b), Director Grants shall be subject to the provisions of this Plan applicable to Non-Qualified Stock Options granted to other persons.

3. Shares Subject to the Plan

   a. The aggregate number of shares of the Common Stock, par value $.01 ("Common Stock"), of the Company that may be issued or transferred under the Plan is 4,600,000, subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised (including shares cancelled as part of an exchange of Grants), or if any shares of restricted stock are forfeited, the shares subject to such Grant or of such restricted stock shall again be available for subsequent Grants under the Plan.

   b. If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants and Director's Grants under the Plan, the Committee shall preserve the value of the outstanding Grants and Director's Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding option and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than ..500 down, in each case to the nearest whole number.

4. Eligibility for Participation

    Members of the Board, officers and other employees of the Company or a Subsidiary Corporation and independent contractors and consultants who perform services for the Company (hereinafter referred to individually as an "Eligible Participant" and collectively as "Eligible Participants") shall be eligible to participate in the Plan. Only Eligible Participants who are officers or other employees of the Company or a

Subsidiary Corporation shall be eligible to receive Incentive Stock Options. All Eligible Participants shall be eligible to receive Nonqualified Stock Options and Restricted Stock Grants. The Committee shall select from among the Eligible Participants those who will receive Grants (such Eligible Participants and Committee Members who receive Director's Grants pursuant to
Section 2(b) hereof are hereinafter sometimes collectively referred to as the "Grantees") and, except in the case of a Director's Grant made pursuant to
Section 2(b) hereof, the Committee shall determine the number of shares of Common Stock subject to each Grant; provided, however, that the maximum number of shares of Common Stock which may be subject to Grants awarded to any Grantee shall not exceed 4,000,000. The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

5. Stock Options to Eligible Participants

   a. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

   b. Type of Option and Option Price.

      (1)The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and other stock options ("Nonqualified Stock Options"), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options"). The option price per share of an Incentive Stock Option shall be the higher of the Fair Market Value or the book value of a share of Common Stock on the date of grant. If the Grantee of an Incentive Stock Option owns Common Stock (as determined under section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

      (2)For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

        (A) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market (but not on the Nasdaq National Market segment of The Nasdaq Stock Market), the fair market value shall be the mean between the last reported bid and asked prices of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices on the date in question, then the mean between the last reported bid and asked prices on the next preceding date for which such quotations exist shall be determinative of fair market value. If the Common Stock is traded over-the-counter on the Nasdaq National Market segment of The Nasdaq Stock Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the National Association of Securities Dealers, Inc. through such system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the next preceding date for which such quotation exists shall be determinative of fair market value.

        (B) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such prices are officially quoted on such exchange. If there is no reported closing selling price of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the next preceding date for which such quotation exists.

        (C) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, the Committee determines that the value as determined pursuant to Section 5(b)(2)(A) or (B) above does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

   c. Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. Notwithstanding any determinations by the Committee regarding the exercise period of any Stock Option, all outstanding Stock Options shall be immediately exercisable upon a Change of Control of the Company (as defined in Section 8 below).

   d. Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock issued upon exercise of such stock options except to a successor Grantee pursuant to Section 7 hereof and the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse. Notwithstanding any other provision of the Plan, all outstanding Stock Options shall become immediately exercisable upon a Change of Control of the Company (as, defined in Section 8 below).

   e. Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Committee, together with payment of the option price. Such notice may include instructions authorizing the Company to deliver the certificates representing the shares of Common Stock issuable upon the exercise of such Stock Option to any designated registered broker or dealer ("Designated Broker"). Such instructions shall designate the account into which the shares are to be deposited. The Grantee may tender such notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker.

   f. Termination of Employment, Disability or Death.

      (1)If a Grantee who is an employee ceases to be an employee (in the case of an Incentive Stock Option) or ceases to be an Eligible Participant (in the case of a Nonqualified Stock Option) for any reason (other than, in the case of an individual, the death of such individual) any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be an employee or an Eligible Participant, as the case may be (or in the case of Non-Qualified Stock Options within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period, except that in the case of an individual Grantee who is disabled within the meaning of Section 22(e)(3) of the Code, such period shall be one year rather than three months (or in the case of Non-Qualified Stock Options within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter).

      (2)In the event of the death of an individual Grantee while he or she is an Eligible Participant or within not more than three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer shorter than three months, as may be specified in the Grant Letter), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by the Grantee's personal representative at any time prior to the expiration of one year from the date of death, but in any event no later than the date of expiration of the option exercise period.

   g. Satisfaction of Option Price. The Grantee shall pay the option price in full at the time of exercise in cash, or, with the consent of the Committee in its sole discretion, by delivering shares of Common Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the option price or a combination of cash and shares of Common Stock. The Grantee shall also pay the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon any purported exercise of a Stock Option until the option price and the withholding obligation are fully paid.

   h. Limits on Incentive Stock Options. Each Option Grant of an Incentive Stock Option shall provide that:

      (1)the Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

      (2)the Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee;

      (3)the aggregate fair market value of the Common Stock determined as of the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000; and

      (4)unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

6. Restricted Stock Grants

   The Committee may issue shares of Common Stock to an Eligible Participant pursuant to an incentive or long range compensation plan, program or contract approved by the Committee (a "Restricted Stock Grant"). The following provisions are applicable to Restricted Stock Grants:

   a. General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants will be issued in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant, and the period of years during which the Restricted Stock Grant will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the "Restriction Period." All restrictions imposed under any Restricted Stock Grant shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except that upon a Change of Control of the Company, all restrictions on the transfer of the shares which have not been forfeited prior to such date shall lapse. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, notwithstanding any Restriction Period.

   b. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be granted in each Restricted Stock Grant.

   c. Requirement of Relationship with Company. If the Grantee's relationship with the Company (as an employee, independent contractor or consultant, as the case may be) terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and such shares shall be immediately returned to the Company. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 6(c).

   d. Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee pursuant to Section 7 below. Each certificate representing a share of Common Stock issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates representing any such shares as to which all restrictions have lapsed.

7. Transferability of Options and Grants

   Only a Grantee or Committee Member (or, in the case of an individual Grantee and a Committee Member, his or her authorized legal representative on behalf of such Grantee or Committee Member) may exercise rights under a Grant or a Director's Grant. No individual Grantee or Committee Member may transfer those rights except by will or by the laws of descent and distribution or, in the case of a Grant other than an Incentive Stock Option and to the extent permitted under Rule 16b-3 of the Exchange Act and by the Committee in its sole discretion, (a) pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder and (b) to a trust for the benefit of a member of the Grantee's immediate family. Upon the death of an individual Grantee or Committee Member, the personal representative or other person entitled to succeed to the rights of the Grantee or Committee Member ("Successor Grantee") may exercise such rights. A

Successor Grantee shall furnish proof satisfactory to the Company of such person's right to receive the Grant or the Director's Grant under the Grantee's will or under the applicable laws of descent and distribution.

8. Change of Control of the Company

   As used herein, a "Change of Control" shall be deemed to have occurred when
(a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner", directly or indirectly, of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities or (b) the Company becomes a subsidiary of another corporation or is merged or consolidated into another corporation or if substantially all of its assets shall have been sold to an unaffiliated party or parties unless thereafter (1) directors of the Company immediately prior thereto continue to constitute at least fifty (50%) percent of the directors of the surviving entity or purchaser or (2) the Company's securities continue to represent, or are converted into securities which represent, more than seventy (70%) percent of the combined voting power of the surviving entity or purchaser, or (c) fifty (50%) percent or more of the Board is comprised of persons who were not nominated by the Board for election as directors, or (d) the Board adopts a plan of complete liquidation of the Company.

9. Certain Corporate Changes

   a. Sale or Exchange of Assets, Dissolution or Liquidation or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants (including Director's Grants) written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants (including Director's Grants) not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants (including Director's Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants (including Director's Grants) not so exercised shall thereafter lapse and be of no further force or effect.

   b. Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Grantee with any outstanding Grants (including Director's Grants) written notice of such event. If such notice is given, each such Grantee shall thereupon have the right to exercise in full any installments of such Grants (including Director's Grants) not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants (including Director's Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants (including Director's Grants) not so exercised shall thereafter lapse and be of no further force or effect.

10. Shareholder Approval

   This Plan is subject to and no Options shall be exercisable hereunder until after approval by holders of a majority of the shares of the stock of the Company present or represented by a proxy in a separate vote at a duly held meeting of the shareholders of the Company within twelve months after the date of the adoption of the Plan by the Board. If the Plan is not so approved by shareholders, the Plan and all Stock Options and Restricted Stock Grants, including Director's Grants, hereunder shall terminate and be of no force or effect.

11. Amendment and Termination of the Plan

   a. Amendment and Termination of Plan. The Board may amend or terminate the Plan at any time; provided that the approval of the shareholders of the Company shall be required in respect of any amendment that (A) materially increases the benefits accruing to Eligible Participants under the Plan, (B) increases the aggregate number of shares of Common Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b) above),
(C) modifies the requirements as to eligibility for participation in the Plan; or (D) modifies the provisions for determining the fair market value of a share of Common Stock.

   b. Grant Limitation. Incentive Stock Options shall not be granted pursuant to this Plan after the expiration of ten years from January 11, 1995.

   c. Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant (including Director's Grant) is made shall not result in the termination or amendment of such Grant (including Director's Grant) unless the Grantee or the Committee Member, as the case may be, consents or unless the Committee acts under Section 18(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under
Section 18(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

   d. Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of benefits from Grants made to participants employed in such countries and to meet the objectives of the Plan.

12. Rights of Eligible Participants

   Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant, Committee Member or Grantee any rights to be retained by the Company in any capacity, whether as an employee, member of the Board, independent contractor, consultant or otherwise.

13. Withholding of Taxes

   The Company shall have the right to require a Grantee or Committee Member to pay to the Company the amount of any taxes which the Company is required to withhold in respect of an Option Grant or Restricted Stock Grant or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue or transfer shares of Common Stock upon the exercise of a Stock Option or the acceptance of a Restricted Stock Grant shall be conditioned upon the Grantee's or Committee Member's compliance with the requirements of this section to the satisfaction of the Committee.

14. Agreements With Grantees and Committee Members

   Each Option Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve. Each Restricted Stock Grant shall be evidenced by a Grant Letter containing the restrictions imposed upon such grant, including but not limited to, restrictions imposed by federal and state securities laws.

15. Requirements for Issuance of Shares

   No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option or Restricted Stock Grant on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

16. Headings

   The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

17. Effective Date of the Plan

   The Plan was effective as of January 11, 1995 with respect to 600,000 shares of Common Stock. The Plan was amended on February 12, 2001 to increase the number of shares of Common Stock issuable under the Plan to

2,600,000. The Plan shall be effective, as of February 28, 2002 with respect to an additional 2,000,000 shares of Common Stock issuable under the Plan, subject to the approval of the Company's shareholders within 12 months after February 28, 2002.

18. Miscellaneous

   a. Substitute Grants. The Committee may make a Grant to an employee, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or a Subsidiary Corporation and such other corporation. Any such Grant shall be made in substitution for a stock option or restricted stock grant granted by the other corporation ("Substituted Stock Incentives"), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

   b. Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. The Committee (or in the case of Director's Grants, the Board of Directors) may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

   c. Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Common Stock covered by a Grant or Director's Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

--------------------------------------------------------------------------------

REVOCABLE PROXY
                            CTI GROUP (HOLDINGS) INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 30, 2002

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            CTI GROUP (HOLDINGS) INC.

The undersigned hereby appoints Harold Garrison and Michael Leeds, and each of them, as true and lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution in each for the undersigned, to appear at and represent the undersigned in all matters coming before the annual meeting (the "Annual Meeting") of stockholders of CTI Group (Holdings) Inc. ("CTIG") to be held at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd floor, on May 30, 2002 at 10:30 a.m., U.S. Eastern Standard Time (Indiana Local Time), and any postponement or adjournment thereof, and to vote all shares of CTIG's common stock that the undersigned is entitled to vote, with all the powers and authority that the undersigned would possess if personally present at the Annual Meeting.

The board of directors recommends a vote "FOR" the election of the nominees and the proposals listed on the reverse side.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE UNDERSIGNED. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AND FOR PROPOSALS II AND III. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT PRESENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING.

THE PROXIES PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                 (To Be Continued And Signed On The Other Side)

--------------------------------------------------------------------------------




A
           [ X ]   Please mark your
                   votes as in this
                   example

                                                     YOUR VOTE IS IMPORTANT, PLEASE DATE, SIGN AND RETURN THIS PROXY IN
                                                     THE ENCLOSED ENVELOPE PROMPTLY. NO POSTAGE IS NECESSARY IF MAILED IN
                                                     THE UNITED STATES. The undersigned directs the proxies to vote as follows:

I.   To elect as           FOR       WITHHOLD        Nominees:
     director all the      all       for all         HAROLD GARRISON, term expiring in 2004
     following           nominees    nominees        STEVE BARTKIW, term expiring in 2004
     nominees for the                                THOMAS GREIN, term expiring in 2005
     term set forth       [  ]         [  ]          MICHAEL LEEDS, term expiring in 2005
     across from each
     nominee's name

(Instructions: To withhold authority to vote for an individual nominee(s), write such nominee(s) name(s) on the space provided below.)


---------------------------------------------


II.  To consider and act upon a proposal to amend    FOR   AGAINST   ABSTAIN
     and restate the Stock Option and Restricted
     Stock Plan to, among other things, increase     [ ]     [ ]       [ ]
     the number of shares of common stock of CTIG that may be issued under such plan by 2,000,000 shares, as described in the proxy statement.


III. To consider and act upon a proposal to ratify   FOR   AGAINST   ABSTAIN
     the appointment of PricewaterhouseCoopers LLP,
     as the independent accountants of CTIG.         [ ]     [ ]       [ ]


IV.  In their discretion, to vote on any other
     business as may properly come before the
     Annual Meeting or any adjournment or
     postponement of the Annual Meeting.
     ---------------------------------------------


The undersigned may revoke the proxy at any time before it is voted by giving written notice of revocation to Manfred Hanuschek, Secretary and Chief Financial Officer, at the address below. Upon giving the written notice of revocation, a stockholder may duly execute a later dated proxy relating to the same shares or attend the Annual Meeting and vote in person. Attendance of the Annual Meeting will not in itself constitute a revocation of the proxy. Before the taking of the vote at the Annual Meeting, any written notice of revocation or subsequent proxy should be sent to CTI Group (Holdings) Inc., 333 North Alabama St. Suite 240, Indianapolis, IN 46204, attention: Manfred Hanuschek, or hand delivered to Manfred Hanuschek.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting, the proxy statement relating to the Annual Meeting and the annual report.

Signature                                                 Signature                            Date           , 2002
          -------------------------------------------               --------------------------       --------


NOTE:       PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. (JOINT OWNERS SHOULD EACH SIGN, ATTORNEYS-IN-FACT, EXECUTORS,
            ADMINISTRATORS, CUSTODIANS, PARTNERS OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE.)